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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): April 16, 1998
                           --------------------------



                            AMERICAN EXPRESS COMPANY
             (Exact name of registrant as specified in its charter)

                           --------------------------



          New York                      1-7657                 13-4922250
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (212) 640-2000

               ---------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5. Other Events

In the third quarter of 1997, the Travelers Cheque (TC) unit of American Express Company (the "Company") began reporting to the Chief Executive Officer of American Express Bank (AEB). Prior thereto it had been part of the Stored Value Group of American Express Travel Related Services Company, Inc. (TRS). This change was designed to better align the Company's TC business with AEB's strengths in overseas markets, and improve its ability to take advantage of synergies that can be realized by closer cooperation between the TC unit and AEB. As previously reported, in accordance with Statement of Financial Accounting Standards No. 131, which redefines how operating segments are determined and is effective for fiscal years beginning after December 15, 1997, the Company's TC operation, which historically has been included in the TRS segment, will be reported in a new segment with AEB commencing in the first quarter of 1998.

Filed herewith as Exhibit 99.1 is financial information relating to the years 1995, 1996 and 1997, reflecting a) the reported TRS segment, and the restated TRS segment excluding the TC business, b) the new reporting segment which includes AEB and TC, and c) the old AEB segment, as originally reported.

An item which affects the 1997 versus 1996 comparisons for each segment is the increased recognition in 1997 of recoveries on abandoned property related to the TC business. As previously reported, these recoveries were largely offset by higher investment spending on business building initiatives. The full year 1997 increased recoveries amounted to $96 million ($60 million after-tax), or $24 million ($15 million after-tax) in each of the 1997 quarters. In the 1997 financial information filed with this 8-K, the "Other Revenue" for the new AEB/TC segment includes the increased recognition of the recoveries, while the remaining TRS segment reflects the higher investment spending on business building initiatives. In addition, the 1996 AEB/TC segment includes approximately $60 million ($39 million after-tax) of capital gains realized throughout the year within the TC investment portfolio.


Item  7.  Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

99.1    TRS Restated Statement of Income (Owned Asset Basis) - 1997-1995

        TRS Restated Statement of Income (Managed Asset Basis) - 1997-1995

        TRS Restated Statement of Income (Owned Asset Basis) - 1997 Quarters

        TRS Restated Statement of Income (Managed Asset Basis) - 1997 Quarters

        TRS Restated Statement of Income (Owned Asset Basis) - 1996 Quarters

        TRS Restated Statement of Income (Managed Asset Basis) - 1996 Quarters

        TRS Restated Condensed Balance Sheet - 1997-1995

        AEB/TC New Segment Statement of Income - 1997-1995

        AEB/TC New Segment Selected Statistical Information - 1997-1995

        AEB/TC New Segment Statement of Income - 1997 Quarters

        AEB/TC New Segment Selected Statistical Information - 1997 Quarters

        AEB/TC New Segment Statement of Income - 1996 Quarters

        AEB/TC New Segment Selected Statistical Information - 1996 Quarters

        Old AEB Segment Statement of Income - 1997-1995

        Old AEB Segment Selected Statistical Information - 1997-1995

        Old AEB Segment Statement of Income - 1997 Quarters

        Old AEB Segment Selected Statistical Information - 1997 Quarters

        Old AEB Segment Statement of Income - 1996 Quarters

        Old AEB Segment Selected Statistical Information - 1996 Quarters

        Segment Information

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                                 SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                            AMERICAN EXPRESS COMPANY
                                            (REGISTRANT)



                                            By /s/ Stephen P. Norman
                                               ---------------------
                                            Name:  Stephen P. Norman
                                            Title: Secretary









DATE:   April 16, 1998

























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                                  EXHIBIT INDEX


Item No.                           Description
--------                           -----------

99.1    TRS Restated Statement of Income (Owned Asset Basis) - 1997-1995

        TRS Restated Statement of Income (Managed Asset Basis) - 1997-1995

        TRS Restated Statement of Income (Owned Asset Basis) - 1997 Quarters

        TRS Restated Statement of Income (Managed Asset Basis) - 1997 Quarters

        TRS Restated Statement of Income (Owned Asset Basis) - 1996 Quarters

        TRS Restated Statement of Income (Managed Asset Basis) - 1996 Quarters

        TRS Restated Condensed Balance Sheet - 1997-1995

        AEB/TC New Segment Statement of Income - 1997-1995

        AEB/TC New Segment Selected Statistical Information - 1997-1995

        AEB/TC New Segment Statement of Income - 1997 Quarters

        AEB/TC New Segment Selected Statistical Information - 1997 Quarters

        AEB/TC New Segment Statement of Income - 1996 Quarters

        AEB/TC New Segment Selected Statistical Information - 1996 Quarters

        Old AEB Segment Statement of Income - 1997-1995

        Old AEB Segment Selected Statistical Information - 1997-1995

        Old AEB Segment Statement of Income - 1997 Quarters

        Old AEB Segment Selected Statistical Information - 1997 Quarters

        Old AEB Segment Statement of Income - 1996 Quarters

        Old AEB Segment Selected Statistical Information - 1996 Quarters

        Segment Information














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